EST. 1892

Abercrombie & Fitch

NEW YORK

JEFFERIES GLOBAL CONSUMER CONFERENCE

JUNE 22, 2016

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

A&F cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this presentation or made by management or spokespeople of A&F involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the company's control. Words such as "estimate," "project," "plan," "believe," "expect," "anticipate," "intend," and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise our forward-looking statements. The factors included in the disclosure under the heading "FORWARD-LOOKING STATEMENTS AND RISK FACTORS" in "ITEM 1A. RISK FACTORS" of A&F's Annual Report on Form 10-K for the fiscal year ended January 30, 2016 in some cases have affected, and in the future could affect, the company's financial performance and could cause actual results for the 2016 fiscal year and beyond to differ materially from those expressed or implied in any of the forward-looking statements included in this presentation or otherwise made by management.

OTHER INFORMATION

The following presentation includes certain adjusted non-GAAP financial measures for the first quarter of fiscal 2015. There were no adjustments to financial measures for the first quarter of fiscal 2016. A reconciliation of GAAP financial measures to non-GAAP financial measures for the first quarter of fiscal 2015 is included in the Form 10-Q filed by the company on June 6, 2016, which is available in the "Investors" section of the company's website, located at www.abercrombie.com. As used in the presentation, "GAAP" refers to accounting principles generally accepted in the United States of America.

All dollar and share amounts are in 000's unless otherwise stated. Sub-totals and totals may not foot due to rounding.

Net loss and net loss per share financial measures included herein are attributable to Abercrombie and Fitch Co., excluding net income attributable to noncontrolling interests.

STRATEGIC INITIATIVES

CUSTOMER CENTRICITY

COMPELLING ASSORTMENTS

BRAND POSITIONING

OPTIMIZE BRAND REACH

CONTINUOUS PROFIT IMPROVEMENT

ORGANIZE TO SUCCEED

FISCAL 2015 SALES



COMPARABLE SALES*
2%
0%
-2%
-4%
-6%
-8%
-10%
(8)%
(4)%
(1)%
1%
Q1
Q2
Q3
Q4

SEQUENTIAL IMPROVEMENT IN **COMP SALES**

IMPROVED **CONVERSION RATE**

HIGHER **AUR**

* Comparable sales are calculated on a constant currency basis. Sales include store and DTC sales.

COMPARABLE SALES*

	Q1 2016	Q4 2015
TOTAL COMPANY	(4)%	1%
BRAND:		
ABERCROMBIE (1)	(8)%	(2)%
HOLLISTER	0%	4%
GEOGRAPHY:		
UNITED STATES	(2)%	(1)%
INTERNATIONAL	(7)%	6%

* Comparable sales are calculated on a constant currency basis. Sales include store and DTC sales.

(1) Abercrombie includes the company's Abercrombie & Fitch and abercrombie kids brands.

A&F | a&f |

Q1 P&L SUMMARY

(MILLIONS)	2016	% OF SALES	ADJUSTED 2015*	% OF SALES
NET SALES	$685	100%	$709	100%
GROSS PROFIT	426	62.1%	438	61.8%
OPERATING EXPENSE	484	70.5%	493	69.5%
OPERATING LOSS	(55)	-8.0%	(52)	-7.4%
NET LOSS	$(40)	-5.8%	$(37)	-5.2%
NET LOSS PER DILUTED SHARE	$(0.59)		$(0.53)	
WEIGHTED-AVERAGE DILUTED SHARES OUTSTANDING	67.6		69.5	

* The Adjusted 2015 Q1 P&L Summary is presented on a non-GAAP basis, and excludes the effect of certain items detailed in the Form 10-Q filed by the company on June 6, 2016.

2016 OUTLOOK*

FOR FISCAL 2016, WE CONTINUE TO EXPECT:

- COMPARABLE SALES TO REMAIN CHALLENGING IN THE SECOND QUARTER, BUT TO IMPROVE IN THE SECOND HALF OF THE YEAR
- GROSS MARGIN RATE UP SLIGHTLY TO LAST YEAR'S RATE OF 61.9%
- OPERATING EXPENSE DOLLARS TO BE APPROXIMATELY FLAT TO LAST YEAR
- EFFECTIVE TAX RATE IN THE MID-TO-UPPER 30S
- WEIGHTED AVERAGE DILUTED SHARE COUNT OF ~68 MILLION SHARES, EXCLUDING THE EFFECT OF POTENTIAL SHARE BUYBACKS

* References to last year are on an adjusted non-GAAP basis. Excluded from the company's full year outlook are the effects of certain potential items, including, but not limited to, insurance recoveries, impairments and other items.

2016 CAPITAL ALLOCATION

IN THE RANGE OF

$150-$175 MILLION


HOLLISTER
CALIFORNIA


STORES
(~$70M)
DTC / IT
(~$70M)

STRATEGIC INITIATIVES

CUSTOMER CENTRICITY

COMPELLING ASSORTMENTS

BRAND POSITIONING

OPTIMIZE BRAND REACH

CONTINUOUS PROFIT IMPROVEMENT

ORGANIZE TO SUCCEED

ENGAGING THE CUSTOMER



TELL US HOW WE'RE DOING!

RECEIVE

$10 OFF

YOUR NEXT PURCHASE
OFF $50 OR MORE

We'd love to hear your thoughts at

WWW.TELLANF.COM

EXCLUSIONS MAY APPLY. SEE DETAILS.

CUSTOMER CENTRICITY | NEW HOLLISTER PROTOTYPE

DRIVING
TRAFFIC & SALES

ADDITIONAL
60 STORES IN 2016







CUSTOMER CENTRICITY | DIGITAL

DTC/OMNICHANNEL

24%

OF TOTAL SALES

INCREASING

MOBILE PENETRATION



ADD TO BAG
EST. 1892
Abercrombie & Fitch
NEW YORK
REVIEWS
Graphic Cowl Neck Sweatshirt

CUSTOMER CENTRICITY | OMNICHANNEL

RESERVE-IN-STORE

ALL US

STORES

SHIP-FROM-STORE

IN **Canada**

& THE **UK**



abercrombie.com
EASY V-NECK TEE
ADD TO BAG
SAVE
SHARE
WESTFARMS
Change
Reserve in Store as soon as today

CUSTOMER CENTRICITY | CUSTOMER ENGAGEMENT


HOLLISTER
CLUB CALI
PROFILE
HISTORY
My ID
7,250
POINTS
OF: 12,500
5,250 POINTS UNTIL NEXT $5 REWARD
HOW IT WORKS
$5
YOU'VE GOT
$5 CALI CASH*
APPLY AT CHECKOUT OR IN-STORE
NEXT REWARD EXPIRES 2/9. See details*

CLUB CALI

LIVE IN THE

US IN Q2 2016

CUSTOMER CENTRICITY | CUSTOMER ENGAGEMENT

LEADER IN INNOVATIVE ENGAGEMENT THROUGH

SOCIAL MEDIA

INSTAGRAM


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SNAPCHAT

PRESIDENTS' DAY LENS



STRATEGIC INITIATIVES | COMPELLING ASSORTMENTS



HIGHER
AUR

DECREASED
CLEARANCE & PROMO

CONVERSION RATE
REMAINED POSITIVE

STRATEGIC INITIATIVES | BRAND POSITIONING

HOLLISTER

CALIFORNIA

BRAND POSITIONING | HOLLISTER


HOLLISTER CO CALIFORNIA
THE ICONIC BRAND
OF THE GLOBAL HIGH SCHOOL TEENAGER

BRAND POSITIONING | HOLLISTER


FROM A BRAND TO
BUY...
TO A BRAND TO
BUY INTO

BRAND POSITIONING | HOLLISTER


A DESIRE FOR LIBERATION...
A LIBERATION FOUND IN SUMMER

BRAND POSITIONING | HOLLISTER


SUMMER IS NOT JUST A SEASON...
SUMMER IS A STATE OF MIND

BRAND POSITIONING | HOLLISTER


HOLLISTER BELIEVES IN
LIBERATING THE SPIRIT OF AN
ENDLESS SUMMER INSIDE EVERYONE

BRAND POSITIONING | HOLLISTER

THAT'S WHY
HOLLISTER
CREATES
EFFORTLESS
CALIFORNIA
STYLE



BRAND POSITIONING | HOLLISTER



USING THE 'CAREFREE CALIFORNIA' ATTITUDE TO CONNECT WITH OUR CUSTOMER

SINCE 1892

BRAND POSITIONING | ABERCROMBIE & FITCH


THE ICONIC
AMERICAN
CASUAL LUXURY
BRAND
FOR THE 20-SOMETHING CONSUMER

BRAND POSITIONING | ABERCROMBIE & FITCH


FROM A BRAND WITH A SINGULAR, PRESCRIPTIVE VIEW OF THE WORLD
TO A BRAND THAT BELIEVES EVERYONE HAS SOMETHING TO OFFER

BRAND POSITIONING | ABERCROMBIE & FITCH


WE WILL TAP
INTO A SHIFT
IN WHAT
'CONFIDENCE'
MEANS TODAY

BRAND POSITIONING | ABERCROMBIE & FITCH


Abercrombie & Fitch
Madison Avenue and Forty-fifth Street, New York
NEW

WE CREATE ICONIC
AMERICAN CASUAL LUXURY
CRAFTED TO BRING OUT
YOUR BEST SELF

BRAND POSITIONING | ABERCROMBIE & FITCH


A CASUAL, TIMELESS LOOK
MADE WITH SPECIAL CARE, QUALITY
AND ATTENTION TO DETAIL

BRAND POSITIONING | ABERCROMBIE & FITCH


A CHANCE TO
SHOW OUR BRAND'S
STRENGTH OF CHARACTER

NEW

BRAND PRESIDENTS & CRETIVE DIRECTOR

SINCE 1892

HOLLISTER
CALIFORNIA

EST. 1892

Abercrombie & Fitch

NEW YORK